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                               CONSENT OF COUNSEL

We hereby consent to the use of our name and to the reference to our firm under the caption "Trust Counsel" included in or made a part of Post-Effective Amendment No. 24 to the Registration Statement of Undiscovered Managers Funds on Form N-1A (Nos. 333-37711 and 811-8437) under the Securities Act of 1933, as amended.


                                         /s/ Ropes & Gray LLP

                                         ROPES & GRAY LLP

Washington, D.C.
December 28, 2005